UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2009

GigOptix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-153362	26-2439072
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2400 Geng Road Suite 100, Palo Alto, CA	94303
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (650) 424-1937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 17, 2009, GigOptix, Inc. (the “Company”) sold all of the assets of its Plexera Bioscience LLC subsidiary (“Plexera”), including all patents and trademarks related to the Plexera business.  Plexera focused primarily on the life sciences, specifically on proteomic screening and other diagnostics related to proteins and other biomolecules.  The assets were sold "as is" to Plexera, LLC, a newly formed company, for $300,000.  The Company does not expect to receive any further consideration for the Plexera business.  Lumera Corporation, a wholly owned subsidiary of the Company, shut down its Plexera business in March 2008 and has been seeking a buyer for the assets since that time.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGOPTIX, INC.

By:	/s/ Dr. Avi Katz
Name: Dr. Avi Katz
Title: Chief Executive Officer

Date: February 20, 2009